UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2018

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Noble Energy, Inc. (the “Company”) hereby files this Amendment No. 1 to the Form 8-K filed by the Company on October 24, 2018 (the “Original 8-K”) to include additional disclosure under Item 5.02 regarding compensatory arrangements with Mr. Gary W. Willingham that had not been determined at the time of the Original 8-K.
Except for the following disclosure, this amendment does not modify or update any other disclosures contained in the Original 8-K. This amendment supplements and does not supersede the Original 8-K and, accordingly, should be read in conjunction with the Original 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 8, 2018, Mr. Willingham and the Company entered into a Separation and Release Agreement (the “Agreement”) providing for certain compensation and benefits in recognition of Mr. Willingham’s valuable contributions to the Company, including:

•
continued vesting of all unvested stock options, shares of restricted stock and stock performance awards granted to him in 2016 and 2017, as well as 1/3 of the stock options and restricted stock granted to him in 2018; and

•	a cash severance payment of $2,247,500.
The foregoing benefits are subject to Mr. Willingham’s compliance with the terms and conditions of the Agreement. Under the Agreement, Mr. Willingham is subject to certain customary obligations and restrictions, including a non-solicitation covenant that extends through October 19, 2020.
The foregoing description of the material terms and conditions of the Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this current report on Form 8-K:

Exhibit No.	Description
10.1	Separate and Release Agreement between the Company and Gary W. Willingham dated November 8, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	November 9, 2018	By:	/s/ Rachel G. Clingman
Rachel G. Clingman
Senior Vice President, General Counsel and Secretary